UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 25, 2024

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8928

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 25, 2024, the Board of Directors of Seaboard Corporation (“Seaboard”) approved and adopted certain amendments, effective immediately, to its Bylaws (as amended, the “Restated Bylaws”).  The Restated Bylaws amend, among other things, Seaboard’s Bylaws to add a new Section 57 that provides that, unless Seaboard consents in writing to the selection of an alternative forum,  the sole and exclusive forum for any current or former stockholder to bring (i) any derivative action or proceeding brought on behalf of Seaboard, (ii) any action asserting a claim that is based upon a violation of a duty owed by any current or former director, officer, employee, or stockholder of Seaboard to Seaboard or its stockholders, (iii) any action asserting a claim against Seaboard or its current or former directors, officers, employees, or stockholders arising pursuant to any provision of the Delaware General Corporate Law (“DGCL”) or the certificate of incorporation or the bylaws, (iv) any action asserting a claim against Seaboard or its current or former directors, officers, employees, or stockholders governed by the internal affairs doctrine, or (v) any action in the right of Seaboard asserting a claim as to which the DGCL confers jurisdiction upon the Court of Chancery, shall be the Court of Chancery of the State of Delaware (or, if such court does not have, or declines to accept, jurisdiction, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware).

The foregoing description of the Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

       Exhibits

3.1 Seaboard Corporation Restated Bylaws (As of January 25, 2024).

104  Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2024

Seaboard Corporation
(Registrant)

By:	/s/ David H. Rankin
David H. Rankin Executive Vice President, Chief Financial Officer
(principal financial officer)

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